UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21470

Eaton Vance Tax-Advantaged Global Dividend Income Fund

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

October 31

Date of Fiscal Year End

April 30, 2017

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

Tax-Advantaged Global Dividend Income Fund (ETG)

Semiannual Report

April 30, 2017

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Semiannual Report April 30, 2017

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

Table of Contents

Performance	2

Fund Profile	3

Endnotes and Additional Disclosures	4

Financial Statements	5

Board of Trustees’ Contract Approval	23

Officers and Trustees	27

Important Notices	28

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

April 30, 2017

Performance1,2

Portfolio Managers Michael A. Allison, CFA and John H. Croft, CFA of Eaton Vance Management; Christopher M. Dyer, CFA of Eaton Vance Management (International) Limited

% Average Annual Total Returns	Inception Date	Six Months	One Year	Five Years	Ten Years
Fund at NAV	01/30/2004	13.33%	13.34%	11.24%	3.24%
Fund at Market Price	—	21.61	24.86	11.43	3.51
MSCI World Index	—	12.12%	14.65%	9.93%	3.91%
BofA Merrill Lynch Fixed Rate Preferred Securities Index	—	2.99	6.50	6.71	3.21
Blended Index	—	10.26	13.02	9.38	4.03

% Premium/Discount to NAV[3]
					–2.62%

Distributions[4]
Total Distributions per share for the period					$0.615
Distribution Rate at NAV					7.15%
Distribution Rate at Market Price					7.34%

% Total Leverage[5]
Borrowings					24.47%

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and include management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

April 30, 2017

Fund Profile

Common Stock Sector Allocation (% of total investments)

Top 10 Holdings (% of total investments)6

iShares U.S. Preferred Stock ETF	2.2%

InterContinental Hotels Group PLC	1.7

AXA SA	1.6

Allianz SE	1.6

National Grid PLC	1.6

Alphabet, Inc., Class C	1.6

Bayerische Motoren Werke AG	1.5

Bouygues SA	1.4

Sampo Oyj, Class A	1.4

Intesa Sanpaolo SpA	1.4

Total	16.0%

Country Allocation (% of total investments)7

See Endnotes and Additional Disclosures in this report.

3

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

April 30, 2017

Endnotes and Additional Disclosures

[1]

MSCI World Index is an unmanaged index of equity securities in the developed markets. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. BofA Merrill Lynch Fixed Rate Preferred Securities Index is an unmanaged index of fixed-rate, preferred securities issued in the U.S. BofA Merrill Lynch® indices not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report, BofAML does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. The Blended Index consists of 80% MSCI World Index and 20% BofA Merrill Lynch Fixed Rate Preferred Securities Index. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[2]	Performance results reflect the effects of leverage. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[3]	The shares of the Fund often trade at a discount or premium from their net asset value. The discount or premium of the Fund may vary over time and may be higher or lower than what is quoted in this report. For up-to-date premium/discount information, please refer to http://eatonvance.com/closedend.

[4]	The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. For additional information about nondividend distributions, please refer to Eaton Vance Closed-End Fund Distribution Notices (19a) posted on our website, eatonvance.com. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. For information about the tax character of distributions made in prior calendar years, please refer to Performance-Tax Character of Distributions on the Fund’s webpage available at eatonvance.com. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. Fund distributions may be affected by numerous factors including changes in Fund performance, the cost of financing for leverage, portfolio holdings, realized and projected returns, and other factors. As portfolio and market conditions change, the rate of distributions paid by the Fund could change.
[5]	Total leverage is shown as a percentage of the Fund’s aggregate net assets plus borrowings outstanding. The Fund employs leverage through borrowings. Use of leverage creates an opportunity for income, but creates risks including greater price volatility. The cost of borrowings rises and falls with changes in short-term interest rates. The Fund may be required to maintain prescribed asset coverage for its leverage and may be required to reduce its leverage at an inopportune time.

[6]	Excludes cash and cash equivalents.

[7]	The Fund may obtain exposure to certain market segments through investments in exchange-traded funds (ETFs). For purposes of the chart, the Fund’s investments in ETFs are included based on the portfolio composition of each ETF.

Fund profile subject to change due to active management.

4

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

April 30, 2017

Portfolio of Investments (Unaudited)

Common Stocks — 100.2%

Security	Shares	Value

Aerospace & Defense — 0.6%
CAE, Inc.(1)	492,016	$7,515,134

		$7,515,134

Air Freight & Logistics — 0.3%
C.H. Robinson Worldwide, Inc.(1)	61,658	$4,482,537

		$4,482,537

Auto Components — 0.8%
Goodyear Tire & Rubber Co. (The)(1)	274,519	$9,945,823

		$9,945,823

Automobiles — 1.9%
Bayerische Motoren Werke AG(1)	256,588	$24,514,868

		$24,514,868

Banks — 9.9%
Bank Pekao SA	428,487	$15,528,460
Credit Agricole SA(1)	731,489	10,880,044
DNB ASA(1)	988,911	15,433,255
ING Groep NV	418,969	6,828,996
Intesa Sanpaolo SpA(1)	8,006,134	23,370,696
JPMorgan Chase & Co.(1)	148,101	12,884,787
KBC Group NV	84,063	6,074,970
Mitsubishi UFJ Financial Group, Inc.(1)	957,689	6,068,486
Natixis SA(1)	1,608,364	11,192,904
Societe Generale SA	172,061	9,434,562
Wells Fargo & Co.(1)	216,400	11,650,976

		$129,348,136

Beverages — 1.5%
Anheuser-Busch InBev SA/NV(1)	51,407	$5,797,184
Constellation Brands, Inc., Class A(1)	34,674	5,982,652
Diageo PLC(1)	283,411	8,249,287

		$20,029,123

Biotechnology — 2.0%
Alexion Pharmaceuticals, Inc.(1)(2)	35,726	$4,565,068
BioMarin Pharmaceutical, Inc.(1)(2)	55,904	5,357,839
Celgene Corp.(1)(2)	60,961	7,562,212
Shire PLC(1)	154,291	9,096,796

		$26,581,915

Security	Shares	Value

Building Products — 0.7%
Assa Abloy AB, Class B(1)	445,579	$9,644,494

		$9,644,494

Capital Markets — 2.1%
Azimut Holding SpA(1)	1,055,934	$20,597,812
Credit Suisse Group AG	313,602	4,782,733
Credit Suisse Group AG(3)	132,511	2,020,920

		$27,401,465

Chemicals — 2.2%
Arkema SA	35,099	$3,716,387
BASF SE	33,055	3,220,183
Ecolab, Inc.	30,806	3,976,747
Evonik Industries AG	401,999	13,422,737
Novozymes A/S, Class B	99,415	4,292,054

		$28,628,108

Commercial Services & Supplies — 0.5%
Brambles, Ltd.	898,720	$6,954,373

		$6,954,373

Construction & Engineering — 2.2%
Bouygues SA(1)	563,709	$23,694,871
Carillion PLC	1,898,807	5,469,284

		$29,164,155

Containers & Packaging — 0.5%
Sealed Air Corp.(1)	137,930	$6,071,679

		$6,071,679

Diversified Telecommunication Services — 3.0%
Bezeq The Israeli Telecommunication Corp., Ltd.	3,704,822	$6,224,571
Deutsche Telekom AG	955,889	16,767,052
Telefonica Deutschland Holding AG	3,263,795	15,825,264

		$38,816,887

Electric Utilities — 3.6%
American Electric Power Co., Inc.(1)	95,361	$6,468,337
EDP-Energias de Portugal SA(1)	5,227,778	17,252,822
Electricite de France SA	1,843,560	15,389,590
NextEra Energy, Inc.(1)	64,851	8,661,499

		$47,772,248

5	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

April 30, 2017

Portfolio of Investments (Unaudited) — continued

Security	Shares	Value

Electrical Equipment — 2.3%
ABB, Ltd.(1)	207,995	$5,096,761
Legrand SA	87,476	5,662,403
Melrose Industries PLC(1)	4,266,273	13,059,902
Zhuzhou CRRC Times Electric Co., Ltd., Class H	1,206,547	6,202,545

		$30,021,611

Electronic Equipment, Instruments & Components — 1.4%
CDW Corp.(1)	204,561	$12,087,510
Keyence Corp.(1)	14,963	6,015,336

		$18,102,846

Energy Equipment & Services — 0.7%
Halliburton Co.(1)	89,082	$4,087,082
Schlumberger, Ltd.(1)	64,080	4,651,567

		$8,738,649

Equity Real Estate Investment Trusts (REITs) — 1.3%
American Tower Corp.(1)	71,564	$9,012,770
Equity Residential(1)	131,879	8,516,746

		$17,529,516

Food Products — 1.5%
Kerry Group PLC, Class A	50,408	$4,121,278
Nestle SA	100,985	7,777,911
Orkla ASA(1)	397,210	3,603,839
Pinnacle Foods, Inc.(1)	69,334	4,031,772

		$19,534,800

Health Care Equipment & Supplies — 0.5%
Edwards Lifesciences Corp.(1)(2)	54,906	$6,021,541

		$6,021,541

Hotels, Restaurants & Leisure — 2.6%
Accor SA	93,108	$4,245,646
InterContinental Hotels Group PLC(1)	554,518	29,390,605

		$33,636,251

Household Durables — 2.0%
Newell Brands, Inc.(1)	269,497	$12,865,787
Persimmon PLC	459,673	13,869,759

		$26,735,546

Security	Shares	Value

Household Products — 0.5%
Reckitt Benckiser Group PLC	68,047	$6,269,676

		$6,269,676

Insurance — 14.8%
AIA Group, Ltd.(1)	1,793,880	$12,416,224
Allianz SE(1)	141,933	27,020,864
Assicurazioni Generali SpA	961,819	15,235,225
AXA SA(1)	1,032,593	27,549,711
Chubb, Ltd.(1)	93,868	12,883,383
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen(1)	93,352	17,897,371
Poste Italiane SpA(4)	1,473,943	10,093,342
Prudential PLC(1)	341,835	7,586,630
Sampo Oyj, Class A(1)	493,043	23,595,845
SCOR SE(1)	353,180	13,970,726
St. James’s Place PLC(1)	670,588	9,967,177
Swiss Re AG(1)	188,985	16,437,783

		$194,654,281

Internet & Direct Marketing Retail — 0.9%
Amazon.com, Inc.(1)(2)	13,406	$12,400,416

		$12,400,416

Internet Software & Services — 3.1%
Alphabet, Inc., Class C(1)(2)	29,062	$26,329,010
Facebook, Inc., Class A(1)(2)	96,330	14,473,582

		$40,802,592

IT Services — 0.9%
Visa, Inc., Class A(1)	134,398	$12,259,785

		$12,259,785

Machinery — 1.3%
Fortive Corp.(1)	197,676	$12,504,984
Komatsu, Ltd.	150,232	4,014,428

		$16,519,412

Media — 3.1%
Interpublic Group of Cos., Inc.(1)	430,723	$10,152,141
ITV PLC(1)	2,404,036	6,538,075
ProSiebenSat.1 Media SE(1)	373,772	15,866,481
Time Warner, Inc.(1)	45,226	4,489,585
Toho Co., Ltd.	125,918	3,614,211

		$40,660,493

6	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

April 30, 2017

Portfolio of Investments (Unaudited) — continued

Security	Shares	Value

Metals & Mining — 0.3%
Rio Tinto, Ltd.	101,680	$4,603,225

		$4,603,225

Multi-Utilities — 7.0%
A2A SpA	6,806,978	$10,117,444
Centrica PLC	6,140,177	15,733,885
National Grid PLC	2,068,281	26,780,617
Suez(1)	1,050,875	17,262,490
Veolia Environnement SA(1)	1,179,270	22,441,939

		$92,336,375

Oil, Gas & Consumable Fuels — 5.3%
Anadarko Petroleum Corp.(1)	161,950	$9,234,389
Exxon Mobil Corp.	76,702	6,262,718
Occidental Petroleum Corp.(1)	118,447	7,289,228
Royal Dutch Shell PLC, Class B(1)	257,251	6,844,667
Saras SpA	4,955,159	10,352,251
Seven Generations Energy, Ltd., Class A(1)(2)	366,521	6,489,735
Snam SpA(1)	5,256,033	23,221,499

		$69,694,487

Personal Products — 1.4%
Estee Lauder Cos., Inc. (The), Class A(1)	102,748	$8,953,461
Unilever PLC(1)	180,974	9,310,804

		$18,264,265

Pharmaceuticals — 5.1%
Allergan PLC(1)	41,063	$10,013,623
Eli Lilly & Co.(1)	74,737	6,132,918
Johnson & Johnson(1)	85,815	10,595,578
Novo Nordisk A/S, Class B	151,946	5,916,299
Roche Holding AG PC(1)	26,502	6,934,627
Sanofi(1)	180,484	17,054,616
Zoetis, Inc.(1)	188,844	10,596,037

		$67,243,698

Professional Services — 0.7%
Verisk Analytics, Inc.(1)(2)	115,041	$9,526,545

		$9,526,545

Road & Rail — 1.2%
CSX Corp.(1)(5)	178,465	$9,073,161
Union Pacific Corp.(1)	55,998	6,269,536

		$15,342,697

Security	Shares	Value

Semiconductors & Semiconductor Equipment — 1.1%
ASML Holding NV(1)	75,356	$9,964,265
Sumco Corp.	282,027	4,937,080

		$14,901,345

Specialty Retail — 1.8%
Advance Auto Parts, Inc.(1)	26,366	$3,747,663
Industria de Diseno Textil SA(1)	244,702	9,377,270
Lowe’s Cos., Inc.(1)(5)	123,792	10,507,465

		$23,632,398

Technology Hardware, Storage & Peripherals — 1.0%
Apple, Inc.(1)	89,537	$12,861,990

		$12,861,990

Textiles, Apparel & Luxury Goods — 2.1%
Hugo Boss AG	179,672	$13,662,849
LVMH Moet Hennessy Louis Vuitton SE	26,862	6,631,388
Pandora A/S	64,569	6,975,398

		$27,269,635

Tobacco — 0.4%
Altria Group, Inc.(1)	79,356	$5,696,174

		$5,696,174

Trading Companies & Distributors — 0.5%
Brenntag AG	55,810	$3,308,513
MISUMI Group, Inc.	171,244	3,244,226

		$6,552,739

Wireless Telecommunication Services — 3.6%
Freenet AG	423,146	$13,279,726
Tele2 AB, Class B(1)	2,075,402	20,886,180
Vodafone Group PLC	4,876,933	12,561,222

		$46,727,128

Total Common Stocks (identified cost $1,239,527,912)		$1,315,411,061

Preferred Stocks — 10.7%

Security	Shares	Value

Banks — 5.4%
AgriBank FCB, 6.875% to 1/1/24(6)	50,890	$5,658,332
CoBank ACB, Series F, 6.25% to 10/1/22(6)	51,100	5,298,431

7	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

April 30, 2017

Portfolio of Investments (Unaudited) — continued

Security	Shares	Value

Banks (continued)
Farm Credit Bank of Texas, 6.75% to 9/15/23(6)	7,600	$826,025
Farm Credit Bank of Texas, Series 1, 10.00%	2,490	3,062,700
First Tennessee Bank NA, 3.75%(4)(7)	2,570	1,832,731
Huntington Bancshares, Inc., Series A, 8.50% (Convertible)	5,350	7,440,512
IBERIABANK Corp., Series C, 6.60% to 5/1/26(6)	114,120	3,149,712
JPMorgan Chase & Co., Series O, 5.50%	125,773	3,192,119
KeyCorp, Series E, 6.125% to 12/15/26(6)	167,745	4,716,989
People’s United Financial, Inc., Series A, 5.625% to 12/15/26(6)	55,625	1,533,025
Regions Financial Corp., Series A, 6.375%	125,376	3,251,000
SunTrust Banks, Inc., Series E, 5.875%	287,627	7,423,653
Texas Capital Bancshares, Inc., 6.50%	286,789	7,229,951
Texas Capital Bancshares, Inc., Series A, 6.50%	21,450	552,981
Webster Financial Corp., Series E, 6.40%	173,970	4,462,331
Wells Fargo & Co., Series L, 7.50% (Convertible)	9,177	11,654,790

		$71,285,282

Capital Markets — 0.4%
KKR & Co., LP, Series A, 6.75%	54,669	$1,444,355
Legg Mason, Inc., 5.45%	110,300	2,638,376
State Street Corp., Series D, 5.90% to 3/15/24(6)	42,021	1,182,471

		$5,265,202

Diversified Financial Services — 0.5%
KKR Financial Holdings, LLC, Series A, 7.375%	239,185	$6,182,932

		$6,182,932

Electric Utilities — 1.0%
NextEra Energy Capital Holdings, Inc., Series G, 5.70%	267,691	$6,799,351
NextEra Energy Capital Holdings, Inc., Series I, 5.125%	60,924	1,523,100
Southern Co. (The), 6.25%	169,479	4,489,499

		$12,811,950

Equity Real Estate Investment Trusts (REITs) — 0.7%
CBL & Associates Properties, Inc., Series D, 7.375%	6,700	$156,445
DDR Corp., Series J, 6.50%	259,000	6,513,850
PS Business Parks, Inc., Series W, 5.20%	40,677	975,434
Vornado Realty Trust, Series K, 5.70%	53,253	1,356,354

		$9,002,083

Food Products — 0.8%
Dairy Farmers of America, Inc., 7.875%(4)	86,230	$9,248,168
Ocean Spray Cranberries, Inc., 6.25%(4)	18,430	1,653,517

		$10,901,685

Security	Shares	Value

Machinery — 0.4%
Stanley Black & Decker, Inc., 5.75%	190,582	$4,852,218

		$4,852,218

Multi-Utilities — 0.1%
DTE Energy Co., Series C, 5.25%	53,348	$1,342,769

		$1,342,769

Oil, Gas & Consumable Fuels — 0.5%
NuStar Energy, LP, Series B, 7.625% to 6/15/22(6)	250,325	$6,345,739

		$6,345,739

Pipelines — 0.3%
NuStar Logistics LP, 7.625% to 1/15/18(6)	151,768	$3,889,814

		$3,889,814

Thrifts & Mortgage Finance — 0.6%
Elmira Savings Bank, 8.998% to 12/31/17(6)	2,545	$2,417,750
EverBank Financial Corp., Series A, 6.75%	233,731	5,937,001

		$8,354,751

Total Preferred Stocks (identified cost $133,260,869)		$140,234,425

Corporate Bonds & Notes — 11.3%

Security	Principal Amount (000’s omitted)	Value

Airlines — 0.1%
Latam Finance, Ltd., 6.875%, 4/11/24(4)	$1,425	$1,450,650

		$1,450,650

Banks — 6.0%
Australia and New Zealand Banking Group, Ltd., 6.75% to 6/15/26(4)(6)(8)	$820	$910,988
Banco do Brasil SA, 6.25% to 4/15/24(4)(6)(8)	7,548	6,651,675
Banco Santander SA, 6.375% to 5/19/19(6)(8)(9)	3,200	3,270,566
Bank of America Corp., Series AA, 6.10% to 3/17/25(6)(8)	7,201	7,723,072
Barclays PLC, 8.25% to 12/15/18(6)(8)	5,926	6,319,279
Caixa Economica Federal, 7.25% to 7/23/19, 7/23/24(4)(6)	3,348	3,474,554
Credit Agricole SA, 7.875% to 1/23/24(4)(6)(8)	2,464	2,642,211
JPMorgan Chase & Co., Series X, 6.10% to 10/1/24(6)(8)	2,794	3,000,058

8	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

April 30, 2017

Portfolio of Investments (Unaudited) — continued

Security	Principal Amount (000’s omitted)	Value

Banks (continued)
JPMorgan Chase & Co., Series Z, 5.30% to 5/1/20(6)(8)	$8,472	$8,853,664
Lloyds Banking Group PLC, 6.657% to 5/21/37(4)(6)(8)	916	1,007,508
Lloyds Banking Group PLC, 7.50% to 6/27/24(6)(8)	7,865	8,494,200
M&T Bank Corp., Series F, 5.125% to 11/1/26(6)(8)	4,680	4,738,500
PNC Financial Services Group, Inc. (The), Series S, 5.00% to 11/1/26(6)(8)	1,390	1,407,278
Royal Bank of Scotland Group PLC, 8.00% to 8/10/25(6)(8)	4,620	4,804,800
Standard Chartered PLC, 7.014% to 7/30/37(4)(6)(8)	3,932	4,394,010
Standard Chartered PLC, 7.75% to 4/2/23(4)(6)(8)	2,630	2,810,813
UniCredit SpA, 8.00% to 6/3/24(6)(8)(9)	4,925	4,868,978
Zions Bancorporation, Series I, 5.80% to 9/15/23(6)(8)	681	669,083
Zions Bancorporation, Series J, 7.20% to 9/15/23(6)(8)	2,626	2,842,645

		$78,883,882

Capital Markets — 1.0%
Goldman Sachs Group, Inc. (The), Series M, 5.375% to 5/10/20(6)(8)	$5,050	$5,241,900
UBS Group AG, 6.875% to 8/7/25(6)(8)(9)	7,463	7,887,122

		$13,129,022

Diversified Financial Services — 0.7%
Cadence Financial Corp., 4.875%, 6/28/19(4)	$3,870	$3,811,950
Leucadia National Corp., 6.625%, 10/23/43	3,340	3,397,294
Textron Financial Corp., 2.774%, 2/15/67(4)(7)	1,719	1,383,795

		$8,593,039

Electric Utilities — 1.5%
AES Gener SA, 8.375% to 6/18/19, 12/18/73(4)(6)	$6,131	$6,606,153
Emera, Inc., Series 16-A, 6.75% to 6/15/26, 6/15/76(6)	7,150	7,909,687
Southern Co. (The), Series B, 5.50% to 3/15/22, 3/15/57(6)	4,890	5,072,529

		$19,588,369

Energy Equipment & Services — 0.0%(10)
Abengoa Finance S.A.U., 7.75%, 2/1/20(4)(11)	$4,019	$133,129

		$133,129

Food Products — 0.5%
Land O’ Lakes, Inc., 8.00%(4)(8)	$6,721	$7,225,075

		$7,225,075

Security	Principal Amount (000’s omitted)	Value

Insurance — 0.6%
Voya Financial, Inc., 5.65% to 5/15/23, 5/15/53(6)	$3,430	$3,550,050
XLIT, Ltd., Series E, 3.616%(7)(8)	4,339	3,698,998

		$7,249,048

Metals & Mining — 0.2%
BHP Billiton Finance USA, Ltd., 6.75% to 10/19/25, 10/19/75(4)(6)	$2,388	$2,710,380

		$2,710,380

Multi-Utilities — 0.1%
Dominion Resources, Inc., 5.75% to 10/1/24, 10/1/54(6)	$873	$917,741

		$917,741

Oil, Gas & Consumable Fuels — 0.3%
Odebrecht Oil & Gas Finance, Ltd., 7.00% to 6/17/24(4)(6)(8)(11)	$6,342	$681,765
Petrobras Global Finance BV, 6.125%, 1/17/22	2,827	2,969,340

		$3,651,105

Telecommunications — 0.2%
Colombia Telecomunicaciones SA ESP, 8.50% to 3/30/20(4)(6)(8)	$2,393	$2,393,000

		$2,393,000

Thrifts & Mortgage Finance — 0.1%
Flagstar Bancorp, Inc., 6.125%, 7/15/21	$1,805	$1,934,345

		$1,934,345

Total Corporate Bonds & Notes (identified cost $148,955,955)		$147,858,785

Exchange-Traded Funds — 2.8%

Security	Shares	Value

Equity Funds — 2.8%
iShares U.S. Preferred Stock ETF	941,601	$36,731,855

		$36,731,855

Total Exchange-Traded Funds (identified cost $36,942,368)		$36,731,855

9	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

April 30, 2017

Portfolio of Investments (Unaudited) — continued

Short-Term Investments — 3.3%

Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 1.07%(12)	43,317,083	$43,330,078

Total Short-Term Investments (identified cost $43,326,291)		$43,330,078

Total Investments — 128.3% (identified cost $1,602,013,395)		$1,683,566,204

Other Assets, Less Liabilities — (28.3)%		$(371,504,975)

Net Assets — 100.0%		$1,312,061,229

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Security (or a portion thereof) has been segregated as collateral with the custodian for borrowings under the Committed Facility Agreement.

(2)	Non-income producing security.

(3)	Security was acquired in a private offering and may be resold on a designated offshore securities market pursuant to Regulation S under the Securities Act of 1933.

(4)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At April 30, 2017, the aggregate value of these securities is $71,115,414 or 5.4% of the Fund’s net assets.

(5)	Security (or a portion thereof) has been pledged to cover margin requirements on open financial futures contracts.

(6)	Security converts to floating rate after the indicated fixed-rate coupon period.

(7)	Variable rate security. The stated interest rate represents the rate in effect at April 30, 2017.

(8)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.

(9)

Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At April 30, 2017, the aggregate value of these securities is $16,026,666 or 1.2% of the Fund’s net assets.

(10)	Amount is less than 0.05%.

(11)	Defaulted security. Issuer has defaulted on the payment of interest and/or principal.

(12)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of April 30, 2017.

Country Concentration of Portfolio

Country	Percentage of Total Investments	Value
United States	37.2%	$626,471,785
United Kingdom	11.7	197,220,758
France	11.4	191,769,488
Germany	9.8	164,785,908
Italy	7.0	117,857,247
Switzerland	3.0	50,937,857
Sweden	1.8	30,530,674
Japan	1.7	27,893,767
Netherlands	1.4	23,637,928
Finland	1.4	23,595,845
Canada	1.3	21,914,556
Norway	1.1	19,037,094
Portugal	1.0	17,252,822
Denmark	1.0	17,183,751
Ireland	1.0	16,917,072
Poland	0.9	15,528,460
Brazil	0.8	13,777,334
Spain	0.8	12,780,965
Hong Kong	0.7	12,416,224
Belgium	0.7	11,872,154
Australia	0.6	10,575,741
Chile	0.5	8,056,803
Israel	0.4	6,224,571
China	0.4	6,202,545
Colombia	0.2	2,393,000
Exchange-Traded Funds	2.2	36,731,855

Total Investments	100.0%	$1,683,566,204

10	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

April 30, 2017

Portfolio of Investments (Unaudited) — continued

Futures Contracts
Description	Contracts	Position	Expiration Month/Year	Aggregate Cost	Value	Net Unrealized Appreciation (Depreciation)

Equity Futures
CAC 40 Index	1,076	Short	May-17	$(58,601,492)	$(61,138,748)	$(2,537,256)
E-mini Health Care Select Sector Index	359	Long	Jun-17	26,800,800	27,154,760	353,960
E-mini S&P 500 Index	2,700	Long	Jun-17	320,000,501	321,367,500	1,366,999
E-mini Technology Select Sector Index	635	Long	Jun-17	33,736,451	34,613,850	877,399
Nikkei 225 Index	267	Long	Jun-17	45,349,291	46,057,384	708,093
STOXX Europe 600 Banks Index	4,143	Short	Jun-17	(39,331,718)	(40,959,892)	(1,628,174)
STOXX Europe 600 Banks Index	8,235	Short	Jun-17	(164,772,032)	(172,026,841)	(7,254,809)
STOXX Europe 600 Insurance Index	6,283	Short	Jun-17	(90,980,361)	(93,774,523)	(2,794,162)
STOXX Europe 600 Utilities Index	4,268	Short	Jun-17	(65,522,529)	(65,792,757)	(270,228)

						$(11,178,178)

CAC 40 Index:  Cotation Assistée en Continu Index comprised of the 40 largest companies listed on the Euronext Paris.

Nikkei 225 Index:  Price-weighted average of 225 top-rated Japanese companies listed in the First Section of the Tokyo Stock Exchange.

STOXX Europe 600 Banks Index:  Index composed of companies from the European banks sector.

STOXX Europe 600 Insurance Index:  Index composed of companies from the European insurance sector.

STOXX Europe 600 Utilities Index:  Index composed of companies from the European utilities sector.

Abbreviations:

PC	–	Participation Certificate

11	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

April 30, 2017

Statement of Assets and Liabilities (Unaudited)

Assets	April 30, 2017
Unaffiliated investments, at value (identified cost, $1,558,687,104)	$1,640,236,126
Affiliated investment, at value (identified cost, $43,326,291)	43,330,078
Restricted cash*	47,963,021
Foreign currency, at value (identified cost, $1,185,247)	1,186,031
Dividends and interest receivable	7,148,775
Dividends receivable from affiliated investment	27,773
Receivable for investments sold	7,816,291
Tax reclaims receivable	9,057,047
Total assets	$1,756,765,142

Liabilities
Notes payable	$425,000,000
Payable for investments purchased	16,331,710
Payable for variation margin on open financial futures contracts	1,271,223
Payable to affiliates:
Investment adviser fee	1,189,586
Trustees’ fees	8,182
Accrued expenses	903,212
Total liabilities	$444,703,913
Net Assets	$1,312,061,229

Sources of Net Assets
Common shares, $0.01 par value, unlimited number of shares authorized, 76,300,214 shares issued and outstanding	$763,002
Additional paid-in capital	1,447,517,855
Accumulated net realized loss	(207,403,487)
Accumulated undistributed net investment income	924,699
Net unrealized appreciation	70,259,160
Net Assets	$1,312,061,229

Net Asset Value
($1,312,061,229 ÷ 76,300,214 common shares issued and outstanding)	$17.20

*	Represents restricted cash on deposit at the broker for open financial futures contracts.

12	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

April 30, 2017

Statement of Operations (Unaudited)

Investment Income	Six Months Ended April 30, 2017
Dividends (net of foreign taxes, $3,515,641)	$41,929,645
Interest	5,270,966
Other income	1,013,804
Dividends from affiliated investment	96,828
Total investment income	$48,311,243

Expenses
Investment adviser fee	$7,036,523
Trustees’ fees and expenses	51,606
Custodian fee	117,874
Transfer and dividend disbursing agent fees	9,699
Legal and accounting services	62,990
Printing and postage	88,938
Interest expense and fees	3,298,617
Miscellaneous	107,006
Total expenses	$10,773,253

Net investment income	$37,537,990

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$60,005,845
Investment transactions — affiliated investment	7,962
Proceeds from securities litigation settlements	285,726
Financial futures contracts	(777,271)
Foreign currency transactions	(130,729)
Net realized gain	$59,391,533
Change in unrealized appreciation (depreciation) —
Investments	$67,531,133
Investments — affiliated investment	1,352
Financial futures contracts	(11,178,178)
Foreign currency	33,873
Net change in unrealized appreciation (depreciation)	$56,388,180

Net realized and unrealized gain	$115,779,713

Net increase in net assets from operations	$153,317,703

13	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

April 30, 2017

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016
From operations —
Net investment income	$37,537,990	$97,494,623
Net realized gain (loss) from investment transactions, financial futures contracts, foreign currency and forward foreign currency exchange contract transactions and proceeds from securities litigation settlements	59,391,533	(75,024,660)
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts and foreign currency	56,388,180	(61,471,156)
Net increase (decrease) in net assets from operations	$153,317,703	$(39,001,193)
Distributions to shareholders —
From net investment income	$(46,924,632)	$(93,849,264)
Total distributions	$(46,924,632)	$(93,849,264)

Net increase (decrease) in net assets	$106,393,071	$(132,850,457)

Net Assets
At beginning of period	$1,205,668,158	$1,338,518,615
At end of period	$1,312,061,229	$1,205,668,158

Accumulated undistributed net investment income included in net assets
At end of period	$924,699	$10,311,341

14	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

April 30, 2017

Statement of Cash Flows (Unaudited)

Cash Flows From Operating Activities	Six Months Ended April 30, 2017
Net increase in net assets from operations	$153,317,703
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Investments purchased	(1,631,899,335)
Investments sold	1,708,546,590
Increase in short-term investments, net	(1,707,041)
Net amortization/accretion of premium (discount)	(76,594)
Increase in restricted cash	(47,963,021)
Increase in dividends and interest receivable	(3,734,423)
Increase in dividends receivable from affiliated investment	(27,773)
Increase in tax reclaims receivable	(1,917,463)
Increase in payable for variation margin on open financial futures contracts	1,271,223
Increase in payable to affiliate for investment adviser fee	443
Increase in payable to affiliate for Trustees’ fees	2,515
Increase in accrued expenses	280,318
Net change in unrealized (appreciation) depreciation from investments	(67,532,485)
Net realized gain from investments	(60,013,807)
Net cash provided by operating activities	$48,546,850

Cash Flows From Financing Activities
Distributions paid, net of reinvestments	$(46,924,632)
Decrease in due to custodian	(438,520)
Net cash used in financing activities	$(47,363,152)

Net increase in cash*	$1,183,698

Cash at beginning of period(1)	$2,333

Cash at end of period(1)	$1,186,031

Supplemental disclosure of cash flow information:
Cash paid for interest and fees on borrowings	$2,701,789

*	Includes net change in unrealized appreciation (depreciation) on foreign currency of $818.

(1)	Balance includes foreign currency, at value.

15	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

April 30, 2017

Financial Highlights

	Six Months Ended April 30, 2017 (Unaudited)		Year Ended October 31,
			2016		2015	2014		2013		2012
Net asset value — Beginning of period	$15.800		$17.540		$18.120	$17.390		$14.800		$14.380

Income (Loss) From Operations
Net investment income(1)	$0.492		$1.278	(2)	$1.162	$1.304	(2)	$1.241	(2)	$1.169
Net realized and unrealized gain (loss)	1.523		(1.788)		(0.512)	0.656		2.579		0.481

Total income (loss) from operations	$2.015		$(0.510)		$0.650	$1.960		$3.820		$1.650

Less Distributions
From net investment income	$(0.615)		$(1.230)		$(1.230)	$(1.230)		$(1.230)		$(1.230)

Total distributions	$(0.615)		$(1.230)		$(1.230)	$(1.230)		$(1.230)		$(1.230)

Net asset value — End of period	$17.200		$15.800		$17.540	$18.120		$17.390		$14.800

Market value — End of period	$16.750		$14.340		$16.540	$16.980		$16.040		$14.010

Total Investment Return on Net Asset Value(3)	13.33	%(4)	(2.09)%		4.21%	12.01%		27.29%		12.64%

Total Investment Return on Market Value(3)	21.61	%(4)	(5.77)%		4.86%	13.80%		24.03%		14.94%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,312,061		$1,205,668		$1,338,519	$1,382,839		$1,326,899		$1,129,418
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees(5)	1.21	%(6)	1.24%		1.20%	1.18%		1.24%		1.26%
Interest and fee expense	0.53	%(6)	0.37%		0.25%	0.24%		0.30%		0.48%
Total expenses(5)	1.74	%(6)	1.61%		1.45%	1.42%		1.54%		1.74%
Net investment income	6.06	%(6)	7.84	%(2)	6.47%	7.21	%(2)	7.73	%(2)	8.08%
Portfolio Turnover	100	%(4)	200%		163%	122%		105%		120%
Senior Securities:
Total notes payable outstanding (in 000’s)	$425,000		$425,000		$425,000	$425,000		$425,000		$425,000
Asset coverage per $1,000 of notes payable(7)	$4,087		$3,837		$4,149	$4,254		$4,122		$3,657

(1)	Computed using average shares outstanding.

(2)

Net investment income per share includes special dividends which amounted to $0.195, $0.534 and $0.260 per share for the years ended October 31, 2016, 2014 and 2013, respectively. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 6.64%, 4.26% and 6.11% for the years ended October 31, 2016, 2014 and 2013, respectively.

(3)

Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(4)	Not annualized.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(6)	Annualized.

(7)	Calculated by subtracting the Fund’s total liabilities (not including the notes payable) from the Fund’s total assets, and dividing the result by the notes payable balance in thousands.

16	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

April 30, 2017

Notes to Financial Statements (Unaudited)

1  Significant Accounting Policies

Eaton Vance Tax-Advantaged Global Dividend Income Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund’s investment objective is to provide a high level of after-tax total return consisting primarily of tax-advantaged dividend income and capital appreciation. The Fund pursues its objective by investing primarily in dividend-paying common and preferred stocks.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Derivatives. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded, with adjustments for fair valuation for certain foreign financial futures contracts as described below. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities, Financial Futures Contracts and Currencies. Foreign securities, financial futures contracts and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities and certain exchange-traded foreign financial futures contracts generally is determined as of the close of trading on the principal exchange on which such securities and contracts trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities and certain foreign financial futures contracts to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities and foreign financial futures contracts that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities and foreign financial futures contracts to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities and foreign financial futures contracts.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

17

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

April 30, 2017

Notes to Financial Statements (Unaudited) — continued

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. In consideration of recent decisions rendered by European courts, the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. During the six months ended April 30, 2017, the Fund received approximately $1,014,000 from Poland for previously withheld foreign taxes and interest thereon. Such amount is reflected as Other income in the Statement of Operations. Additionally, approximately $797,000 of previously recorded income for dividend tax reclaims is unpaid and included in Tax reclaims receivable in the Statement of Assets and Liabilities. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of April 30, 2017, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Fund) could be deemed to have personal liability for the obligations of the Fund. However, the Fund’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Fund shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Financial Futures Contracts — Upon entering into a financial futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security or index, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

I  Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

J  Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of the Fund is the amount included in the Fund’s Statement of Assets and Liabilities and represents the unrestricted cash on hand at its custodian and does not include any short-term investments.

K  Interim Financial Statements — The interim financial statements relating to April 30, 2017 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

18

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

April 30, 2017

Notes to Financial Statements (Unaudited) — continued

2  Distributions to Shareholders and Income Tax Information

The Fund intends to make monthly distributions of net investment income to common shareholders. In addition, at least annually, the Fund intends to distribute all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years). Distributions are recorded on the ex-dividend date. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

At October 31, 2016, the Fund, for federal income tax purposes, had capital loss carryforwards of $176,970,330 and deferred capital losses of $80,661,181 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforwards will expire on October 31, 2017 ($145,215,149) and October 31, 2018 ($31,755,181) and their character is short-term. Under tax regulations, capital losses incurred in taxable years beginning after December 2010 are considered deferred capital losses and are treated as arising on the first day of the Fund’s next taxable year, retaining the same short-term or long-term character as when originally deferred. Deferred capital losses are required to be used prior to capital loss carryforwards, which carry an expiration date. As a result of this ordering rule, capital loss carryforwards may be more likely to expire unused. Of the deferred capital losses at October 31, 2016, $80,661,181 are short-term.

The cost and unrealized appreciation (depreciation) of investments of the Fund at April 30, 2017, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,610,945,518

Gross unrealized appreciation	$97,614,148
Gross unrealized depreciation	(24,993,462)

Net unrealized appreciation	$72,620,686

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. Pursuant to the investment advisory agreement and subsequent fee reduction agreement, the fee is computed at an annual rate of 0.85% of the Fund’s average daily gross assets up to and including $1.5 billion, 0.83% over $1.5 billion up to and including $3 billion, and at reduced rates on daily gross assets over $3 billion, and is payable monthly. Gross assets as referred to herein represent net assets plus obligations attributable to investment leverage. The fee reduction cannot be terminated without the consent of a majority of Trustees and a majority of shareholders. For the six months ended April 30, 2017, the Fund’s investment adviser fee amounted to $7,036,523, or 0.85% (annualized) of the Fund’s average daily gross assets. Pursuant to a sub-advisory agreement effective November 16, 2015, EVM pays Eaton Vance Management (International) Limited (EVMI), an indirect, wholly-owned subsidiary of Eaton Vance Corp., a portion of its investment adviser fee for sub-advisory services provided to the Fund. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. EVM also serves as administrator of the Fund, but receives no compensation.

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended April 30, 2017, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $1,613,580,126 and $1,686,948,904, respectively, for the six months ended April 30, 2017.

5  Common Shares of Beneficial Interest

The Fund may issue common shares pursuant to its dividend reinvestment plan. There were no common shares issued by the Fund for the six months ended April 30, 2017 and the year ended October 31, 2016.

19

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

April 30, 2017

Notes to Financial Statements (Unaudited) — continued

On November 11, 2013, the Board of Trustees of the Fund authorized the repurchase by the Fund of up to 10% of its then currently outstanding common shares in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Fund to purchase a specific amount of shares. There were no repurchases of common shares by the Fund for the six months ended April 30, 2017 and the year ended October 31, 2016.

6  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include futures contracts and forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at April 30, 2017 is included in the Portfolio of Investments. At April 30, 2017, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

At April 30, 2017, there were no forward foreign currency exchange contracts outstanding.

The Fund is subject to equity price risk in the normal course of pursuing its investment objective. The Fund enters into equity futures contracts on securities indices to gain or limit exposure to certain markets, particularly in connection with engaging in the dividend capture trading strategy.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is equity price risk at April 30, 2017 was as follows:

	Fair Value
Derivative	Asset Derivative(1)	Liability Derivative(1)

Futures contracts	$3,306,451	$(14,484,629)

(1)

Amount represents cumulative unrealized appreciation or (depreciation) on futures contracts. Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open financial futures contracts, as applicable.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the six months ended April 30, 2017 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)
Futures contracts	$(777,271)	$(11,178,178)

(1)	Statement of Operations location: Net realized gain (loss) – Financial futures contracts.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Financial futures contracts.

The average notional cost of futures contracts outstanding during the six months ended April 30, 2017, which is indicative of the volume of this derivative type, was approximately as follows:

Futures Contracts — Long	Futures Contracts — Short

$177,734,000	$176,724,000

7  Committed Facility Agreement

The Fund has entered into a Committed Facility Agreement, as amended (the Agreement) with major financial institutions that allows it to borrow up to $530 million over a rolling 179 calendar day period. Interest is charged at a rate above 1-month LIBOR and is payable monthly. The Fund is charged a commitment fee of 0.35% per annum on the unused portion of the commitment if outstanding borrowings are less than 80% of the borrowing limit. Under the terms of the Agreement, the Fund is required to satisfy certain collateral requirements and maintain a certain level of net assets. At April 30, 2017, the

20

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

April 30, 2017

Notes to Financial Statements (Unaudited) — continued

Fund had borrowings outstanding under the Agreement of $425 million at an interest rate of 1.75%. The carrying amount of the borrowings at April 30, 2017 approximated its fair value. If measured at fair value, borrowings under the Agreement would have been considered as Level 2 in the fair value hierarchy (see Note 9) at April 30, 2017. For the six months ended April 30, 2017, the average borrowings under the Agreement and the average annual interest rate (excluding fees, if any) were $425 million and 1.57%, respectively.

8  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

21

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

April 30, 2017

Notes to Financial Statements (Unaudited) — continued

At April 30, 2017, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Common Stocks
Consumer Discretionary	$64,108,880	$134,686,550	$—	$198,795,430
Consumer Staples	24,664,059	45,129,979	—	69,794,038
Energy	38,014,719	40,418,417	—	78,433,136
Financials	37,419,146	313,984,736	—	351,403,882
Health Care	60,844,816	39,002,338	—	99,847,154
Industrials	49,371,897	86,351,800	—	135,723,697
Information Technology	78,011,877	20,916,681	—	98,928,558
Materials	10,048,426	29,254,586	—	39,303,012
Real Estate	17,529,516	—	—	17,529,516
Telecommunication Services	—	85,544,015	—	85,544,015
Utilities	15,129,836	124,978,787	—	140,108,623

Total Common Stocks	$395,143,172	$920,267,889 *	$—	$1,315,411,061

Preferred Stocks
Consumer Staples	$—	$10,901,685	$—	$10,901,685
Energy	10,235,553	—	—	10,235,553
Financials	71,992,198	19,095,969	—	91,088,167
Industrials	4,852,218	—	—	4,852,218
Real Estate	9,002,083	—	—	9,002,083
Utilities	14,154,719	—	—	14,154,719

Total Preferred Stocks	$110,236,771	$29,997,654	$—	$140,234,425

Corporate Bonds & Notes	$—	$147,858,785	$—	$147,858,785
Exchange-Traded Funds	36,731,855	—	—	36,731,855
Short-Term Investments	—	43,330,078	—	43,330,078

Total Investments	$542,111,798	$1,141,454,406	$—	$1,683,566,204

Futures Contracts	$2,598,358	$708,093	$—	$3,306,451

Total	$544,710,156	$1,142,162,499	$—	$1,686,872,655

Liability Description

Futures Contracts	$—	$(14,484,629)	$—	$(14,484,629)

Total	$—	$(14,484,629)	$—	$(14,484,629)

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The Fund held no investments or other financial instruments as of October 31, 2016 whose fair value was determined using Level 3 inputs. At April 30, 2017, the value of investments transferred between Level 1 and Level 2 during the six months then ended was not significant.

22

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

April 30, 2017

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the registered investment companies advised by either Eaton Vance Management or its affiliate, Boston Management and Research, (the “Eaton Vance Funds”) held on April 25, 2017, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing investment advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by each adviser to the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings of the Contract Review Committee held between February and April 2017. The Contract Review Committee also considered information received at prior meetings of the Board and its committees, as relevant to its annual evaluation of the investment advisory and sub-advisory agreements.

The information that the Board considered included, among other things, the following (for funds that invest through one or more underlying portfolio(s), references to “each fund” in this section may include information that was considered at the portfolio-level):

Information about Fees, Performance and Expenses

•

A report from an independent data provider comparing the advisory and related fees paid by each fund with fees paid by comparable funds as identified by the independent data provider (“comparable funds”);

•	A report from an independent data provider comparing each fund’s total expense ratio and its components to comparable funds;

•

A report from an independent data provider comparing the investment performance of each fund (including, where relevant, yield data, Sharpe ratios and information ratios) to the investment performance of comparable funds over various time periods;

•	Data regarding investment performance in comparison to benchmark indices, as well as customized groups of peer funds and blended indices identified by the adviser in consultation with the Board;

•

For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;

•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes it employs;

•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•	Information about each adviser’s policies and practices with respect to trading, including each adviser’s processes for monitoring best execution of portfolio transactions;

•

Information about the allocation of brokerage transactions and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;

•	Data relating to portfolio turnover rates of each fund;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;

•

Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•	The Code of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates (including descriptions of various compliance programs) and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of each adviser and its affiliates;

•

A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

23

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

April 30, 2017

Board of Trustees’ Contract Approval — continued

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;

•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and

•	The terms of each investment advisory agreement.

Over the course of the twelve-month period ended April 30, 2017, with respect to one or more funds, the Board met ten times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, thirteen, six, eight and ten times, respectively. At such meetings, the Trustees participated in investment and performance reviews with the portfolio managers and other investment professionals of each investment adviser relating to each fund, and considered various investment and trading strategies used in pursuing each fund’s investment objective, such as the use of derivative instruments, as well as risk management techniques. The Board and its Committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management and other fund advisers with respect to such matters. In addition to the formal meetings of the Board and its Committees, the Independent Trustees hold regular teleconferences in between meetings to discuss, among other topics, matters relating to the continuation of investment advisory and sub-advisory agreements.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of investment advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each investment advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory and sub-advisory agreement. In evaluating each investment advisory and sub-advisory agreement, including the specific fee structures and other terms of the agreements, the Contract Review Committee was informed by multiple years of analysis and discussion among the Independent Trustees and the Eaton Vance Funds’ advisers and sub-advisers.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement of Eaton Vance Tax-Advantaged Global Dividend Income Fund (the “Fund”) with Eaton Vance Management (the “Adviser”) and the sub-advisory agreement with Eaton Vance Management (International) Limited (the “Sub-adviser”), an affiliate of the Adviser, including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Contract Review Committee based on the material factors considered and conclusions reached by the Contract Review Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory and the sub-advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement and the sub-advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser and the Sub-adviser.

The Board considered the Adviser’s and the Sub-adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. With respect to the Adviser, the Board considered the Adviser’s responsibilities overseeing the Sub-adviser and coordinating activities in implementing the Fund’s investment strategy. The Board considered the Adviser’s in-house equity research capabilities and experience in managing funds that seek to maximize after-tax returns. The Board also considered the abilities and experience of the Sub-adviser’s investment professionals in investing in equity securities, including investing in both U.S. and foreign common stocks. In particular, the Board considered the abilities and experience of the Adviser’s and the Sub-adviser’s investment professionals in analyzing factors such as tax efficiency and special considerations relevant to investing in dividend-paying common and preferred stocks and foreign markets. The Board considered the international investment capabilities of the Sub-adviser, which is based in London, and the benefits to the Fund of having portfolio management services involving investments in international equities provided by investment professionals located abroad. The Board also took into account the resources dedicated to portfolio management and other services, as well as the compensation methods of the Adviser and other factors, such as the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time

24

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

April 30, 2017

Board of Trustees’ Contract Approval — continued

and attention devoted to the Eaton Vance Funds, including the Fund, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund, including the provision of administrative services. The Board also considered the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Fund.

The Board considered the compliance programs of the Adviser and relevant affiliates thereof, including the Sub-adviser. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment professionals, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board was aware that on April 24, 2017 a former employee of the Adviser agreed to plead guilty to fraud charges arising from the individual’s prior activities as an equity options trader for certain Eaton Vance Funds. The Board was informed that the Adviser became aware of the matter on April 18, 2017, at which time management contacted federal authorities, alerted the Board and began an internal investigation. The Adviser represented to the Board that, based on information available as of April 25, 2017, management had no reason to believe that any other employee of the Adviser or its affiliates was involved in any wrongful activities or that any fund had been materially harmed. The Adviser agreed to keep the Board fully apprised as additional information is learned, and assured the Board that any fund harmed by the former employee’s wrongful activities will be made whole, as determined in consultation with the Board. The Board concluded that the Adviser’s actions in response to these events are appropriate and consistent with the Adviser’s commitment to protect and provide quality services to the Eaton Vance Funds.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and Sub-adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement and the sub-advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to that of comparable funds and appropriate benchmark indices. The Board’s review included comparative performance data for the one-, three- and five- and ten-year periods ended September 30, 2016 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board considered contractual fee rates payable by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one year period ended September 30, 2016, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered factors that had an impact on Fund expense ratios relative to comparable funds.

After considering the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and the Sub-adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability and Other “Fall-Out” Benefits

The Board considered the level of profits realized by the Adviser and relevant affiliates thereof, including the Sub-adviser, in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect fall-out benefits received by the Adviser and its affiliates, including the Sub-adviser, in connection with their relationships with the Fund, including the benefits of research services that may be available to the Adviser or the Sub-adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates, including the Sub-adviser, are deemed not to be excessive.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time

25

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

April 30, 2017

Board of Trustees’ Contract Approval — continued

periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in any benefits from economies of scale. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Fund, the structure of the advisory fee, which includes breakpoints at several asset levels, will allow the Fund to continue to benefit from any economies of scale in the future.

26

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

April 30, 2017

Officers and Trustees

Officers of Eaton Vance Tax-Advantaged Global Dividend Income Fund

Edward J. Perkin

President

Maureen A. Gemma

Vice President, Secretary and

Chief Legal Officer

James F. Kirchner

Treasurer

Paul M. O’Neil

Chief Compliance Officer

Trustees of Eaton Vance Tax-Advantaged Global Dividend Income Fund

William H. Park

Chairperson

Scott E. Eston

Thomas E. Faust Jr.*

Mark R. Fetting**

Cynthia E. Frost

George J. Gorman

Valerie A. Mosley

Helen Frame Peters

Susan J. Sutherland

Harriett Tee Taggart

Ralph F. Verni

Scott E. Wennerholm**

*	Interested Trustee

**	Messrs. Fetting and Wennerholm began serving as Trustees effective September 1, 2016.

Number of Employees

The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company and has no employees.

Number of Shareholders

As of April 30, 2017, Fund records indicate that there are 33 registered shareholders and approximately 49,134 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive Fund reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

1-800-262-1122

New York Stock Exchange symbol

The New York Stock Exchange symbol is ETG.

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Eaton Vance Funds

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. American Stock Transfer & Trust Company, LLC (“AST”), the closed-end funds transfer agent, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct AST, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact AST or your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by AST or your financial advisor.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Share Repurchase Program. The Fund’s Board of Trustees has approved a share repurchase program authorizing the Fund to repurchase up to 10% of its outstanding common shares as of the approved date in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Fund to purchase a specific amount of shares. The Fund’s repurchase activity, including the number of shares purchased, average price and average discount to net asset value, is disclosed in the Fund’s annual and semi-annual reports to shareholders.

Additional Notice to Shareholders. If applicable, a Fund may also redeem or purchase its outstanding preferred shares in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.

Closed-End Fund Information. Eaton Vance closed-end funds make fund performance data and certain information about portfolio characteristics available on the Eaton Vance website shortly after the end of each month. Other information about the funds is available on the website. The funds’ net asset value per share is readily accessible on the Eaton Vance website. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors — Closed-End Funds”.

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Investment Sub-Adviser

Eaton Vance Management (International) Limited

125 Old Broad St.

London, EC2N 1AR

United Kingdom

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Fund Offices

Two International Place

Boston, MA 02110

7737    4.30.17

Item 2. Code of Ethics

Not required in this filing.

Item 3. Audit Committee Financial Expert

Not required in this filing.

Item 4. Principal Accountant Fees and Services

Rule 2-01(c)(1)(ii)(A) of Regulation S-X (the “Loan Rule”) prohibits an accounting firm, such as the Fund’s principal accountant, Deloitte & Touche LLP (“D&T”), from having certain financial relationships with their audit clients and affiliated entities. Specifically, the Loan Rule provides, in relevant part, that an accounting firm generally would not be independent if it or a “covered person” of the accounting firm (within the meaning of applicable SEC rules relating to auditor independence) receives a loan from a lender that is a “record or beneficial owner of more than ten percent of the audit client’s equity securities.” Based on information provided to the Audit Committee of the Board of Trustees (the “Audit Committee”) of the Eaton Vance family of funds by D&T, certain relationships between D&T and its affiliates (“Deloitte Entities”) and one or more lenders who are record owners of shares of one or more funds within the Eaton Vance family of funds (the “Funds”) implicate the Loan Rule, calling into question D&T’s independence with respect to the Funds. The Funds are providing this disclosure to explain the facts and circumstances as well as D&T’s conclusions concerning D&T’s objectivity and impartiality with respect to the audits of the Funds notwithstanding the existence of one or more breaches of the Loan Rule.

On June 20, 2016, the U.S. Securities and Exchange Commission (the “SEC”) issued no-action relief to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter (June 20, 2016) (the “No-Action Letter”)) related to an auditor independence issue arising under the Loan Rule. In the No-Action Letter, the SEC indicated that it would not recommend enforcement action against the fund group if the auditor is not in compliance with the Loan Rule provided that: (1) the auditor has complied with PCAOB Rule 3526(b)(1) and 3526(b)(2); (2) the auditor’s non-compliance under the Loan Rule is with respect to certain lending relationships; and (3) notwithstanding such non-compliance, the auditor has concluded that it is objective and impartial with respect to the issues encompassed within its engagement as auditor of the funds. The SEC has indicated that the no-action relief will expire 18 months from its issuance.

Based on information provided by D&T to the Audit Committee, the requirements of the No-Action Letter appear to be met with respect to D&T’s lending relationships described above. Among other things, D&T has advised the Audit Committee of its conclusion that the consequences of the breach of the Loan Rule have been satisfactorily addressed, that D&T’s objectivity and impartiality in the planning and conduct of the audits of the Fund’s financial statements has not been compromised and that, notwithstanding the breach, D&T is in a position to continue as the auditor for the Funds and D&T does not believe any actions need to be taken with respect to previously issued reports by D&T. D&T has advised the Audit Committee that these conclusions were based in part on its consideration of the No-Action Letter and other relevant information communicated to the Audit Committee.

Item 5. Audit Committee of Listed Registrants

Not required in this filing.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not required in this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not required in this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Tax-Advantaged Global Dividend Income Fund

By:	/s/ Edward J. Perkin
Edward J. Perkin
President

Date:	June 26, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	June 26, 2017

By:	/s/ Edward J. Perkin
Edward J. Perkin
President

Date:	June 26, 2017